UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on Wednesday, May 28, 2014.

Meeting Information
CHEVRON CORPORATION	Meeting Type: Annual
For holders as of: April 2, 2014
Date: May 28, 2014 Time: 8:00 a.m., CDT
Location: Permian Basin Petroleum Museum
1500 Interstate 20 West
Midland, Texas 79701
You are receiving this communication because you hold shares in the company named above.
CHEVRON CORPORATION 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324 ATTN: CORPORATE GOVERNANCE DEPARTMENT

THIS IS NOT A BALLOT. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

Notice of the 2014 Annual Meeting, the 2014 Proxy Statement, Form of Proxy, and the 2013 Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or from a smart phone, scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these materials for this meeting or for future meetings, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

     (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 16, 2012 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for directions to the annual meeting. To be admitted to the meeting, you must have a government-issued photo identification and an admission ticket or proof of ownership of the above named company’s common stock. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or, from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 1l:

	1a.	L. F. Deily	Your Board recommends you vote AGAINST
stockholder proposals 4, 5, 6, 7, 8, 9 and 10:
	1b.	R. E. Denham
			4.	Charitable Contributions Disclosure
	1c.	A. P. Gast
			5.	Lobbying Disclosure
	1d.	E. Hernandez, Jr.
			6.	Shale Energy Operations
	1e.	J. M. Huntsman, Jr.
			7.	Independent Chairman
	1f.	G. L. Kirkland
			8.	Special Meetings
	1g.	C. W. Moorman
			9.	Independent Director with Environmental Expertise
	1h.	K. W. Sharer
			10.	Country Selection Guidelines
	1i.	J. G. Stumpf

	1j.	R. D. Sugar

	1k.	C. Ware

	1l.	J. S. Watson

Your Board recommends you vote FOR Board proposals 2 and 3:

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

3.	Advisory Vote to Approve Named Executive Officer Compensation